SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

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                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 18, 1997

                              INTERIM SERVICES INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                                     0-23198
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                            (Commission File Number)

                                   36-3536544
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                        (IRS Employer Identification no.)

                             2050 SPECTRUM BOULEVARD
                       FORT LAUDERDALE, FLORIDA 33309-3008
                                 (954) 938-7780
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               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

NOTE: Wherever used throughout this report and the attached exhibits, the symbol "[L]" is used to represent the symbol for Pounds Sterling.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 18, 1997, Interim Services (UK) PLC ("Interim UK"), a wholly-owned subsidiary of Interim Services Inc. (the "Company" or "Interim"), acquired 74.8% of the outstanding ordinary share capital of Michael Page Group PLC ("Michael Page") pursuant to a cash tender offer with a loan note alternative (the "Tender Offer") to Michael Page's public shareholders. When aggregated with the 17.3% ownership held by Interim UK as a result of open market purchases made since the announcement of the Tender Offer, Interim UK's holdings totaled approximately 92% of the outstanding ordinary share capital of Michael Page.

     Agreement as to the terms of the Tender Offer was publicly announced by the boards of Michael Page and the Company on March 3, 1997 and the Tender Offer was commenced in the United Kingdom by Interim on March 14, 1997. On April 18, 1997, Interim UK declared the Tender Offer "unconditional" in all respects and payment for the tendered shares was made on May 2, 1997. Interim UK expects to acquire the remaining outstanding Michael Page shares by June 9, 1997 pursuant to United Kingdom statutory powers available to compulsorily acquire shares not purchased in a tender offer.

     The per share price for the fully diluted shares of Michael Page, excluding the ordinary dividend declared March 3, 1997, will be [L]5.50, or $8.92 based upon conversion rates at May 1, 1997. The aggregate consideration paid for the 48,349,087 shares acquired pursuant to the Tender Offer to date was $413,372,223, based on such conversion rate. A total of $95,664,638 was paid for the 10,721,550 shares purchased in the open market, excluding the effects of the ordinary dividend declared March 3, 1997. The Company and Interim UK (the "Borrowers") obtained such funds from borrowings of approximately $509,036,861 under a $675,000,000 syndicated credit agreement entered into as of May 1, 1997 (the "Credit Facility"). The Credit Facility consists of a revolving loan facility of $400,000,000 and a term loan of $275,000,000. Interest rates on amounts outstanding under the Credit Facility are based on LIBOR plus a variable margin, determined by certain financial tests. The lenders under the Credit Facility are NationsBank N.A., individually and as agent, The First National Bank of Chicago, individually and as documentation agent, The Sanwa Bank Limited, Bank of Tokyo-Mitsubishi Trust Company, Barnett Bank, N.A., Bank of Montreal, Comerica Bank, Hibernia National Bank, ABN AMRO Bank NV, The Fuji Bank and Trust Company, The Industrial Bank of Japan, Limited, Atlanta Agency, Fleet National Bank, Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank, The Sumitomo Bank, Limited and The Bank of New York. Borrowings under the Credit Facility are secured by the Borrowers' pledge of the stock of their subsidiaries and are guaranteed by the Company's subsidiaries. The borrowings under the revolver portion of the Credit Facility mature on May 1, 2003, subject to prepayment by the Company at any time.

     Michael Page is a market leader in the recruitment of accounting, finance, sales and marketing, information technology and legal professionals for both permanent and temporary positions under the Michael Page brand name. In addition, Michael Page operates businesses under the Accountancy Additions and Sales Recruitment Specialists brand names for junior positions within these disciplines. During 1996, Questor, an executive search and selection business, was also founded in the UK by Michael Page. In addition to its leading position in the UK's executive recruitment industry, the group has developed its international business with operations in France, The Netherlands, Germany, Australia, Singapore, Spain and Hong Kong. In total Michael Page operates 41 offices in eight countries.

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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The consolidated financial statements of Michael Page as of December 31, 1996 together with the independent auditors' report of Arthur Andersen, with respect thereto are filed as Exhibit 99.4 to this Current Report.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The combined pro forma condensed consolidated financial statements of Aim Executive Holdings, Inc. ("Aim"), Interim Healthcare of Broward, Inc., Interim Healthcare Hollywood, Inc., Interim Healthcare Dade, Inc., Interim Healthcare Miami, Inc., We Care Home Care d/b/a Interim Home Solutions, Interim Accounting Professionals of San Diego, Interim Personnel of Yakima, Inc., Thompson and Thompson, Inc., and Centex Personnel Pool, Inc. ("Other Acquisitions"), and Michael Page, and the Company are attached hereto as Exhibit 99.6 and incorporated into this Amendment No. 1 to Current Report on Form 8-K.

     (c) EXHIBITS.

     The following exhibits are filed with this report:

     Number                            Description
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     23.1    Consent of Arthur Andersen.

     99.1    Press release dated March 3, 1997.

     99.2    Press release dated April 7, 1997.

     99.3    Press release dated April 21, 1997.

     99.4 Michael Page Annual Report and Accounts 1996 including the consolidated financial statements as of December 31, 1996 together with the independent auditors' report of Arthur Andersen with respect thereto.

     99.5    Additional note to Michael Page financial statements.

     99.6 Pro forma Condensed Consolidated Financial Statements of the Company as of December 27, 1996.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTERIM SERVICES INC.

DATE: May 9, 1997                       By:  /s/ John B. Smith
                                             -----------------------------------
                                             John B. Smith, Esq.
                                             Senior Vice President and
                                             General Counsel

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
                                  EXHIBIT INDEX

Exhibit Number  Description
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23.1            Consent of Arthur Andersen.

99.1            Press release dated March 3, 1997.

99.2            Press release dated April 7, 1997.

99.3            Press release dated April 21, 1997.

99.4 Michael Page Annual Report and Accounts 1996 including the consolidated financial statements as of December 31, 1996 together with the independent auditors' report of Arthur Andersen with respect thereto.

99.5            Additional note to Michael Page financial statements.

99.6 Pro forma Condensed Consolidated Financial Statements of the Company as of December 27, 1996

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